Consolidated Portfolio of Investments – as of March 31, 2022 (Unaudited)

AlphaSimplex Managed Futures Strategy Fund

Principal Amount	Description	Value (†)

Short-Term Investments – 93.2% of Net Assets
	Certificates of Deposit – 51.8%
$ 35,000,000	DNB Nor Bank ASA (NY), 0.130%, 4/08/2022	$34,998,981
35,000,000	Sumitomo Mitsui Trust (NY), 0.230%, 4/12/2022	34,998,434
20,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.250%, 4/13/2022	19,999,146
9,000,000	Westpac Banking Corp. (NY), 0.150%, 4/14/2022	8,999,142
30,000,000	Bank of Nova Scotia (NY), 0.220%, 4/14/2022	29,998,498
25,000,000	Commonwealth Bank of Australia (NY), 0.160%, 4/22/2022	24,996,254
25,000,000	Skandinaviska Enskilda Banken (NY), 0.370%, 5/13/2022	24,994,591
35,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.470%, 5/13/2022	34,993,343
20,000,000	Sumitomo Mitsui Trust (NY), 0.250%, 5/16/2022	19,990,357
65,000,000	Mizuho Bank Ltd. (NY), 0.260%, 5/16/2022	64,966,918
30,000,000	Nordea Bank ABP (NY), 0.380%, 5/17/2022	29,990,597
5,000,000	Mizuho Bank Ltd. (NY), 0.290%, 5/18/2022	4,997,506
20,000,000	Toronto-Dominion Bank (NY), 0.450%, 5/18/2022	19,998,234
36,000,000	DNB Nor Bank ASA (NY), 0.430%, 5/24/2022	35,998,055
31,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.710%, 5/26/2022	31,001,443
30,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.320%, 6/06/2022(a)	29,974,420
30,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.730%, 6/06/2022	29,993,675
25,000,000	Royal Bank of Canada (NY), 0.180%, 6/08/2022	24,969,671
20,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.310%, 6/16/2022(a)	19,976,663
50,000,000	Bank of Montreal (IL), 0.200%, 6/23/2022	49,931,150
25,000,000	Nordea Bank ABP (NY), 0.330%, 6/23/2022(a)	24,973,072
36,000,000	Canadian Imperial Bank of Commerce (NY), 0.690%, 6/24/2022	36,016,380
30,000,000	Westpac Banking Corp. (NY), 0.940%, 7/08/2022	29,997,401
50,000,000	Cooperatieve Rabobank U.A., 0.950%, 7/11/2022	50,013,218
25,000,000	Bank of America N.A., 0.330%, 7/13/2022(a)	24,959,236

Principal Amount	Description	Value (†)

Certificates of Deposit – continued
$ 30,000,000	Toronto-Dominion Bank (NY), 0.460%, 7/20/2022(a)	$29,951,042
51,000,000	Sumitomo Mitsui Banking Corp. (NY), 1.100%, 7/22/2022	51,014,956
40,000,000	Canadian Imperial Bank of Commerce (NY), 0.500%, 7/26/2022(a)	39,948,307
50,000,000	Skandinaviska Enskilda Banken (NY), 1.060%, 7/29/2022	49,996,668
40,000,000	Royal Bank of Canada (NY), 0.650%, 8/08/2022(a)	39,932,668
60,000,000	Svenska Handelsbanken (NY), 1.200%, 9/22/2022	59,942,605

		1,012,512,631

	Treasuries – 37.6%
65,000,000	U.S. Treasury Bills, 0.070%-0.140%, 4/05/2022(b)(c)	64,999,061
58,000,000	U.S. Treasury Bills, 0.050%-0.085%, 4/07/2022(b)(c)(d)(e)	57,998,598
30,000,000	U.S. Treasury Bills, 0.120%-0.150%, 4/12/2022(b)(c)	29,998,717
40,000,000	U.S. Treasury Bills, 0.120%-0.150%, 4/14/2022(b)(c)	39,997,960
30,000,000	U.S. Treasury Bills, 0.110%-0.155%, 4/19/2022(b)(c)	29,997,919
16,000,000	U.S. Treasury Bills, 0.055%, 4/28/2022(b)	15,998,725
15,000,000	U.S. Treasury Bills, 0.180%, 5/03/2022(b)	14,998,233
69,500,000	U.S. Treasury Bills, 0.060%-0.199%, 5/05/2022(b)(c)(d)(e)	69,490,318
15,000,000	U.S. Treasury Bills, 0.230%, 5/10/2022(b)	14,997,014
26,000,000	U.S. Treasury Bills, 0.060%-0.300%, 5/12/2022(b)(c)	25,994,329
10,000,000	U.S. Treasury Bills, 0.255%, 5/17/2022(b)	9,997,125
40,000,000	U.S. Treasury Bills, 0.055%, 5/19/2022(b)	39,986,711
75,000,000	U.S. Treasury Bills, 0.270%-0.290%, 5/24/2022(b)(c)	74,967,427
20,000,000	U.S. Treasury Bills, 0.085%, 5/26/2022(b)	19,991,215
25,000,000	U.S. Treasury Bills, 0.325%, 5/31/2022(b)	24,985,938
20,000,000	U.S. Treasury Bills, 0.085%, 6/02/2022(b)	19,988,754
25,000,000	U.S. Treasury Bills, 0.340%, 6/07/2022(b)	24,983,180
26,000,000	U.S. Treasury Bills, 0.304%, 6/09/2022(b)(d)(e)	25,981,313
70,000,000	U.S. Treasury Bills, 0.155%-0.475%, 6/23/2022(b)(c)	69,924,752
40,000,000	U.S. Treasury Bills, 0.470%, 6/28/2022(b)	39,949,351

Principal Amount	Description	Value (†)

Treasuries – continued
$ 20,000,000	U.S. Treasury Bills, 0.300%, 7/07/2022(b)	$19,969,011

		735,195,651

	Repurchase Agreements – 3.8%
73,601,501	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2022 at 0.000% to be repurchased at $73,601,501 on 4/01/2022 collateralized by $59,360,800 U.S. Treasury Bond, 2.000% due 8/15/2051 valued at $53,411,360; $17,375,500 U.S. Treasury Bond, 4.250% due 11/15/2040 valued at $21,662,366 including accrued interest(e)(f) (Identified Cost $73,601,501)	73,601,501

	Total Short-Term Investments (Identified Cost $1,821,864,531)	1,821,309,783

	Total Investments – 93.2% (Identified Cost $1,821,864,531)	1,821,309,783
	Other assets less liabilities – 6.8%	133,498,283

	Net Assets – 100.0%	$1,954,808,066

Consolidation

The Fund invests in commodity-related derivatives through its investment in the AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2022, the value of the Fund’s investment in the Subsidiary was $87,598,082, representing 4.48% of the Fund’s net assets.

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of March 31, 2022, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
$194,165,918	$7,982,688	0.41%

*	Amount represents gross unrealized appreciation/(depreciation) at absolute value

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(c)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)	A portion of the security is held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.
(f)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

At March 31, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	6/15/2022	CHF	S	92,375,000	$99,302,997	$100,266,613	$(963,616)
UBS AG	6/15/2022	CNH	B	58,000,000	9,057,361	9,089,277	31,916
UBS AG	6/15/2022	CNH	B	781,000,000	122,806,248	122,391,818	(414,430)
UBS AG	6/15/2022	MXN	B	2,161,000,000	102,717,980	107,269,375	4,551,395
UBS AG	6/15/2022	MXN	S	441,500,000	20,597,201	21,915,516	(1,318,315)
UBS AG	6/15/2022	NOK	B	272,000,000	31,384,197	30,880,717	(503,480)
UBS AG	6/15/2022	NOK	S	406,000,000	45,195,944	46,094,011	(898,067)
UBS AG	6/15/2022	NZD	B	122,000,000	83,620,895	84,449,844	828,949
UBS AG	6/15/2022	NZD	B	82,400,000	57,315,627	57,038,256	(277,371)
UBS AG	6/15/2022	NZD	S	175,200,000	119,481,144	121,275,514	(1,794,370)
UBS AG	6/15/2022	PLN	B	24,000,000	5,485,934	5,671,760	185,826
UBS AG	6/15/2022	PLN	B	15,500,000	3,702,682	3,663,011	(39,671)
UBS AG	6/15/2022	PLN	S	361,500,000	79,300,871	85,430,878	(6,130,007)
UBS AG	6/15/2022	SEK	B	282,000,000	29,206,093	30,045,274	839,181
UBS AG	6/15/2022	SEK	B	164,000,000	17,650,252	17,473,138	(177,114)
UBS AG	6/15/2022	SEK	S	1,382,000,000	139,037,688	147,243,150	(8,205,462)
UBS AG	6/15/2022	SGD	S	64,250,000	47,035,623	47,403,457	(367,834)
UBS AG	6/15/2022	TRY	S	67,200,000	4,130,862	4,324,658	(193,796)
UBS AG	6/15/2022	ZAR	B	378,500,000	25,083,901	25,667,857	583,956
UBS AG	6/15/2022	ZAR	B	219,000,000	14,980,344	14,851,415	(128,929)

Total							$(14,391,239)

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2022, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
ASX SPI 200™	6/16/2022	190	$25,967,290	$26,583,553	$616,263
Australian Dollar	6/13/2022	671	50,413,660	50,301,515	(112,145)
Brazilian Real	4/29/2022	598	12,326,275	12,471,290	145,015
CAC 40®	4/14/2022	30	2,214,092	2,209,457	(4,635)
E-mini Dow	6/17/2022	27	4,739,978	4,673,430	(66,548)
E-mini S&P 500®	6/17/2022	121	27,012,728	27,411,038	398,310
E-mini S&P MidCap 400®	6/17/2022	13	3,586,373	3,495,960	(90,413)
FTSE 100 Index	6/17/2022	265	24,779,084	26,060,049	1,280,965
FTSE Taiwan Index	4/28/2022	241	14,874,620	14,884,160	9,540
FTSE/JSE Top 40 Index	6/15/2022	216	9,742,284	10,181,896	439,612
S&P/TSX 60 Index	6/16/2022	335	69,611,426	70,588,090	976,664

Total					$3,592,628

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	6/15/2022	611	$47,301,656	$53,332,662	$6,031,006
Brent Crude Oil	4/29/2022	505	54,354,970	52,878,550	(1,476,420)
Coffee	5/18/2022	181	16,193,081	15,366,900	(826,181)
Copper	5/26/2022	365	43,090,050	43,352,875	262,825
Copper LME	6/15/2022	103	25,530,517	26,722,063	1,191,546
Corn	7/14/2022	1,013	32,887,933	37,126,450	4,238,517
Cotton	7/07/2022	407	27,120,595	26,876,245	(244,350)
EUA Emissions	12/19/2022	103	8,631,082	8,714,416	83,334
Gasoline	4/29/2022	289	38,999,904	38,245,624	(754,280)
Gold	6/28/2022	540	105,380,526	105,516,000	135,474
Iron Ore	5/31/2022	346	5,619,040	5,523,544	(95,496)
Lean Hog	6/14/2022	428	20,067,540	20,651,000	583,460
Low Sulfur Gasoil	5/12/2022	345	34,693,475	34,776,000	82,525
Natural Gas	4/27/2022	285	13,970,434	16,079,700	2,109,266
New York Harbor ULSD	4/29/2022	228	31,465,996	32,183,978	717,982
Nickel LME	6/15/2022	217	29,364,006	41,794,200	12,430,194
Palladium	6/28/2022	10	2,694,688	2,255,600	(439,088)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Platinum	7/27/2022	19	$999,756	$946,010	$(53,746)
Silver	5/26/2022	101	12,968,574	12,692,165	(276,409)
Soybean	7/14/2022	609	48,559,464	48,659,100	99,636
Soybean Meal	7/14/2022	629	28,267,060	28,896,260	629,200
Soybean Oil	7/14/2022	677	27,482,711	27,881,568	398,857
Sugar	4/29/2022	659	14,199,107	14,385,179	186,072
Wheat	7/14/2022	330	14,723,732	16,533,000	1,809,268
WTI Crude Oil	4/20/2022	463	47,207,683	46,429,640	(778,043)
Zinc LME	6/15/2022	339	30,536,767	35,497,538	4,960,771

Total					$31,005,920

At March 31, 2022, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	6/30/2022	6,273	$1,346,356,381	$1,329,385,928	$16,970,453
3 Year Australia Government Bond	6/15/2022	7,075	590,445,921	581,772,764	8,673,157
3-month SONIA Index	9/20/2022	1,196	388,127,941	387,243,017	884,924
3-month SOFR Index	12/20/2022	1,293	317,018,435	316,833,488	184,947
5 Year U.S. Treasury Note	6/30/2022	4,463	521,603,733	511,850,313	9,753,420
10 Year Australia Government Bond	6/15/2022	2,579	252,477,522	244,597,103	7,880,419
10 Year Canada Government Bond	6/21/2022	2,108	223,880,206	220,149,966	3,730,240
10 Year U.S. Treasury Note	6/21/2022	2,598	323,999,851	319,229,250	4,770,601
30 Year U.S. Treasury Bond	6/21/2022	597	89,940,113	89,587,313	352,800
AEX-Index®	4/14/2022	25	3,662,239	4,004,679	(342,440)
British Pound	6/13/2022	2,295	187,360,021	188,347,781	(987,760)
DAX	6/17/2022	34	12,853,599	13,571,527	(717,928)
E-mini Russell 2000	6/17/2022	196	19,668,338	20,250,720	(582,382)
Euribor	6/13/2022	3,707	1,029,155,696	1,028,651,440	504,256
Euro	6/13/2022	2,121	289,174,146	294,262,238	(5,088,092)
Euro Schatz	6/08/2022	7,357	905,368,951	901,236,671	4,132,280
EURO STOXX 50®	6/17/2022	92	3,646,851	3,890,857	(244,006)
Euro-BTP	6/08/2022	632	100,471,383	96,699,415	3,771,968
Euro-Buxl® 30 Year Bond	6/08/2022	292	62,310,665	60,147,241	2,163,424
Euro-OAT	6/08/2022	1,615	281,556,992	270,686,759	10,870,233
Eurodollar	9/19/2022	7,540	1,843,120,301	1,843,907,000	(786,699)
FTSE China A50 Index	4/28/2022	2,223	29,669,749	30,564,027	(894,278)
FTSE MIB	6/17/2022	18	2,234,680	2,429,922	(195,242)
German Euro BOBL	6/08/2022	2,367	345,393,032	337,419,031	7,974,001
German Euro Bund	6/08/2022	1,034	188,295,144	181,485,184	6,809,960
Hang Seng China Enterprises Index	4/28/2022	397	18,327,544	19,058,615	(731,071)
Hang Seng Index®	4/28/2022	161	21,931,376	22,598,330	(666,954)
IBEX 35	4/14/2022	52	4,654,523	4,841,245	(186,722)
Indian Rupee	4/27/2022	491	12,788,095	12,936,868	(148,773)
Japanese Yen	6/13/2022	3,370	361,223,006	347,004,687	14,218,319
MSCI EAFE Index	6/17/2022	317	32,063,904	33,988,740	(1,924,836)
MSCI Emerging Markets Index	6/17/2022	900	48,042,698	50,647,500	(2,604,802)
MSCI Singapore	4/28/2022	523	12,906,702	12,921,131	(14,429)
Nikkei 225™	6/09/2022	56	11,453,364	12,801,709	(1,348,345)
OMXS30®	4/13/2022	470	10,122,541	10,422,339	(299,798)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Short-Term Euro-BTP	6/08/2022	1,984	$245,743,417	$243,556,903	$2,186,514
UK Long Gilt	6/28/2022	1,356	217,293,333	215,948,074	1,345,259
Ultra 10 Year U.S. Treasury Note	6/21/2022	1,102	151,626,600	149,286,562	2,340,038
Ultra Long U.S. Treasury Bond	6/21/2022	345	61,272,322	61,108,125	164,197

Total					$91,916,853

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	6/15/2022	238$	19,863,917	$20,774,425	$(910,508)
Cocoa	7/14/2022	56	1,425,090	1,504,720	(79,630)
Copper LME	6/15/2022	9	2,235,330	2,334,938	(99,608)
Live Cattle	6/30/2022	267	14,274,218	14,644,950	(370,732)
Nickel LME	6/15/2022	80	17,678,522	15,408,000	2,270,522
Zinc LME	6/15/2022	112	10,887,118	11,727,800	(840,682)

Total					$(30,638)

[1]	Commodity futures are held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,821,309,783	$—	$1,821,309,783
Forward Foreign Currency Contracts (unrealized appreciation)	—	7,021,223	—	7,021,223
Futures Contracts (unrealized appreciation)	149,431,394	2,336,840	—	151,768,234

Total	$149,431,394	$1,830,667,846	$—	$1,980,099,240

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(21,412,462)	$—	$(21,412,462)
Futures Contracts (unrealized depreciation)	(19,637,623)	(5,645,848)	—	(25,283,471)

Total	$(19,637,623)	$(27,058,310)	$—	$(46,695,933)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. As of March 31, 2022, the Fund used long and short contracts on U.S. and foreign government bonds, short-term interest rates, foreign currencies, and commodities (through investments in the Subsidiary), and long contracts on U.S. and foreign equity market indices to capture the exposures suggested by the quantitative investment models.

The following is a summary of derivative instruments for the Fund, as of March 31, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$7,021,223	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$95,463,091
Foreign exchange contracts	—	14,363,334
Commodity contracts	—	38,220,455
Equity contracts	—	3,721,354

Total exchange-traded asset derivatives	$—	$151,768,234

Total asset derivatives	$7,021,223	$151,768,234

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(21,412,462)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(786,699)
Foreign exchange contracts	—	(6,336,770)
Commodity contracts	—	(7,245,173)
Equity contracts	—	(10,914,829)

Total exchange-traded liability derivatives	$—	$(25,283,471)

Total liability derivatives	$(21,412,462)	$(25,283,471)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2022, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$ (14,391,239)	$ 38,137,528

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2022:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$7,021,223	$—
Collateral pledged to UBS AG	38,137,528	38,137,528

Total over-the-counter counterparty credit risk	45,158,751	38,137,528

Exchange-traded counterparty credit risk
Futures contracts	151,768,234	151,768,234
Margin with brokers	112,041,141	112,041,141

Total exchange-traded counterparty credit risk	263,809,375	263,809,375

Total counterparty credit risk	$308,968,126	$301,946,903

Investment Summary at March 31, 2022 (Unaudited)

Certificates of Deposit	51.8%
Treasuries	37.6
Repurchase Agreements	3.8

Total Investments	93.2
Other assets less liabilities (including forward foreign currency and futures contracts)	6.8

Net Assets	100.0%

Net Exposures by Asset Class as a Percentage of Net Assets at March 31, 20221

Equity	(2.9)%
Fixed Income	(297.4)
Short-Term Interest Rate	(183.0)
Commodity	37.2
Currency	(43.2)

[1]

The Fund gains its investment exposures primarily through the use of futures contracts and forward contracts and may have net exposure that is materially less than or greater than its net asset value. Portfolio exposures presented above are intended to illustrate the Fund’s exposure to certain asset classes. The portfolio exposure percentage represents the notional contract value in U.S. dollars of the Fund’s futures and/or forward positions divided by the Fund’s total net assets. Notional contract values represent the aggregate exposure that a futures or forward currency contract provides to the underlying reference asset or currency, respectively.